UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 6, 2019

AVALONBAY COMMUNITIES, INC.

(Exact Name of Registrant as Specified in Its Charter)

Maryland

(State or Other Jurisdiction of Incorporation)

1-12672	77-0404318
(Commission File Number)	(I.R.S. Employer Identification No.)

671 N. Glebe Road, Suite 800, Arlington, Virginia	22203
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code (703) 329-6300

(Former Name or Former Address, if Changed Since Last Report)

Securities registered pursuant to Section 12(b) of the Act:

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company     ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Title of each class	Trading symbol	Name of each exchange on which registered
Common Stock, par value $0.01 per share	AVB	New York Stock Exchange

Item 1.01  Entry into a Material Definitive Agreement.

On May 6, 2019, AvalonBay Communities, Inc. (the “Company”) entered into 13 separate sales agency financing agreements, each dated May 6, 2019 (individually, a “Sales Agency Financing Agreement” and collectively, the “Sales Agency Financing Agreements”) with each of J.P. Morgan Securities LLC, Barclays Capital Inc., BTIG, LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Goldman Sachs & Co. LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated, Morgan Stanley & Co. LLC, Jefferies LLC, RBC Capital Markets, LLC, SunTrust Robinson Humphrey, Inc., TD Securities (USA) LLC and Wells Fargo Securities, LLC (and, in certain cases, their respective affiliates) (when acting in this capacity, individually, a “Sales Agent” and collectively, the “Sales Agents”) as sales agents relating to issuances, offers and sales of shares of the Company’s common stock, par value $0.01 per share (the “Common Stock”).

The Company entered into the new Sales Agency Financing Agreements in order to modify and expand the group of Sales Agents through which sales may be made and to resize the offering amount to the $1,000,000,000 offered under the prior sales agency financing agreements entered into in December 2015.

In accordance with the terms of the Sales Agency Financing Agreements, the Company may offer and sell up to $1,000,000,000 of its Common Stock (together with shares of Common Stock that may be sold pursuant to the forward sale agreements described below, the “Shares”) from time to time through any of the Sales Agents (acting in their capacity as Sales Agents or as Forward Sellers, as described below), as its agents for the offer and sale of the Shares. The Shares offered for sale under the Sales Agency Financing Agreements will be offered at market prices prevailing at the time of sale.

Concurrently with entry into the Sales Agency Financing Agreements, the Company entered into ten separate master confirmations (collectively, the “Master Forward Sale Confirmations”) between the Company and each of JPMorgan Chase Bank, National Association, Barclays Bank PLC, Citibank, N.A., Deutsche Bank AG, London Branch, Goldman Sachs & Co. LLC, Bank of America, N.A., Morgan Stanley & Co. LLC, Jefferies LLC, Royal Bank of Canada and Wells Fargo Bank, National Association (when acting in this capacity, individually, a “Forward Purchaser” and collectively, the “Forward Purchasers”).

The Sales Agency Financing Agreements provide that, in addition to the issuance and sale of the Shares by the Company through the Sales Agents, the Company also may enter into forward sale agreements under the Master Forward Sale Confirmations.  In connection with any particular forward sale agreement, the relevant Forward Purchaser will, at the Company’s request, borrow from third parties and, through the relevant Sales Agent, sell a number of Shares equal to the number of Shares underlying the particular forward sale agreement (the Sales Agents, when acting as agents for Forward Purchasers, are referred to in this Current Report as the “Forward Sellers”). In no event will the aggregate number of Shares sold through the Sales Agents, whether as an agent for the Company or as a Forward Seller, under the Sales Agency Financing Agreements and under any forward sale agreements, have an aggregate sales price in excess of $1,000,000,000.

The Company will not initially receive any proceeds from the sale of borrowed shares of Common Stock by a Forward Seller. The Company expects to fully physically settle each particular forward sale agreement with the relevant Forward Purchaser on one or more dates specified by the Company on or prior to the maturity date of that particular forward sale agreement, in which case the Company will expect to receive aggregate net cash proceeds at settlement equal to the number of shares underlying the particular forward sale agreement multiplied by the relevant forward sale price. However, the Company may also elect to cash settle or net share settle a particular forward sale agreement, in which case the Company may not receive any proceeds (in the case of cash settlement) or will not receive any proceeds (in the case of net share settlement), and the Company may owe cash (in the case of cash settlement) or shares of Common Stock (in the case of net share settlement) to the relevant Forward Purchaser.

The Sales Agents will offer the Shares at market prices prevailing at the time of sale. The Company will pay each Sales Agent a commission at a mutually agreed rate that will not exceed, but may be lower than, 1.50% of the sales price of all of the Shares issued by the Company and sold through the relevant Sales Agent as the Company’s sales agent under the relevant Sales Agency Financing Agreement. In connection with each forward sale agreement, the Company will pay the relevant Forward Seller, in the form of a reduced initial forward sale price under the related forward sale agreement with the related Forward Purchaser, commissions at a mutually agreed rate that will not exceed, but may be lower than, 1.50% of the sales prices of all borrowed shares of Common Stock sold during the applicable forward hedge selling period by it as a Forward Seller. If any Sales Agent and/or Forward Seller, as applicable, engages in special selling efforts, as that term is used in Regulation M under the Securities Exchange Act of 1934, as amended, such Sales Agent and/or Forward Seller, as applicable, will receive from the Company a commission to be agreed upon at the time of sale.

The foregoing description of the Sales Agency Financing Agreements and the Master Forward Sale Confirmations does not purport to be complete and is qualified in its entirety by reference to the terms and conditions of the forms of Sales Agency Financing Agreement and Master Forward Sale Confirmations which are filed as Exhibits 1.1 and 1.2, respectively, to this Current Report and are incorporated herein by reference.  The Shares will be issued pursuant to the Prospectus Supplement and the Company’s automatic shelf registration statement on Form S-3 (File No. 333-223183) filed on February 23, 2018 with the Securities and Exchange Commission.  This Current Report shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of these securities in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.

ITEM 9.01           Financial Statements and Exhibits

(d)           Exhibits.

Exhibit No.	Description
1.1	Form of Sales Agency Financing Agreement
1.2	Form of Master Forward Sale Confirmation
5.1	Opinion of Goodwin Procter LLP regarding the legality of the shares offered
23.1	Consent of Goodwin Procter LLP (included in Exhibit 5.1)

*  Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AVALONBAY COMMUNITIES, INC.

May 6, 2019
	By:	/s/ Kevin P. O’Shea
	Name:	Kevin P. O’Shea
	Title:	Chief Financial Officer